                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                             ENDED JUNE 30, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)


KEMPER INTERMEDIATE
GOVERNMENT TRUST

           "... Overall, we sought to position the portfolio to do
               best in a low volatility environment ... As our
                   performance year-to-date has shown, that
                      strategy has been successful. ..."



                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
8
PORTFOLIO OF INVESTMENTS
9
FINANCIAL STATEMENTS
11
NOTES TO FINANCIAL STATEMENTS
13
FINANCIAL HIGHLIGHTS


AT A GLANCE
--------------------------------------------------------------------------------
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 1998

                                 BASED ON    BASED ON
                                 NET ASSET    MARKET
                                   VALUE      PRICE
--------------------------------------------------------------------------------
KEMPER INTERMEDIATE
GOVERNMENT TRUST                   3.36%      2.31%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
--------------------------------------------------------------------------------
                                    AS OF      AS OF
                                   6/30/98   12/31/97
--------------------------------------------------------------------------------
NET ASSET VALUE                   $7.82      $7.86
--------------------------------------------------------------------------------
MARKET PRICE                      $7.44      $7.56
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTION REVIEW
--------------------------------------------------------------------------------
THE FOLLOWING TABLE SHOWS PER SHARE DISTRIBUTION AND YIELD INFORMATION FOR THE FUND AS OF JUNE 30, 1998.

                                        KEMPER
                                      INTERMEDIATE
                                       GOVERNMENT
                                         TRUST
--------------------------------------------------------------------------------
SIX MONTHS DISTRIBUTION:                $.300
--------------------------------------------------------------------------------
JUNE DISTRIBUTION:                      $.050
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON NET ASSET VALUE)              7.67%
--------------------------------------------------------------------------------
ANNUALIZED DISTRIBUTION RATE:
(BASED ON MARKET VALUE)                 8.06%
--------------------------------------------------------------------------------

Statistical Note: Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on the date shown. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Total return measures aggregate change in net asset value/market price assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

TERMS TO KNOW

ASIAN "FLU" Term used to describe the overflow effect of Southeast Asia's markets and currency troubles onto neighboring Asian countries and the global economy.

GINNIE MAE Short for Government National Mortgage Association and securities guaranteed by the agency.

DURATION A measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $218 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

It's been a bumpy ride for many investors in the third quarter of 1998, with concern over corporate profits generating considerable market volatility. On August 4, the Dow Jones Industrial Average suffered its largest single-day point drop for the year. While this was the Dow's third largest point decline in history, it didn't even make the top 100 in terms of percentage losses. In any event, stock market tensions spilled over into the bond markets, fueling the debate about whether we would finally see the end of our long-running bull market -- or even plummet into a recession.

        But investors who are riding out the stock market's abrupt short-term adjustments should find comfort in the fact that economic fundamentals continue to favor financial assets in the United States. In a nutshell, the nation's economy remains strong despite its slowdown in the second half of the year. Short-term interest rates are expected to remain low -- the federal funds rate is holding at 5.5 percent and will most likely stay put for the remainder of the year. There are no major tax or regulatory threats waiting in the wings. And our economy continues to draw investors from around the world, although perhaps not as fervently as last year.

        The nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, grew at an annualized rate of 1.4 percent in the second quarter of 1998. While this was the slowest growing quarter in the last three years, it was much stronger than consensus. Slower growth can be attributed to several factors, including the impact of decreased trade with Asia, domestic corrections in inventory levels and the General Motors strike, which has since been resolved.

        Real capital spending and employment growth have remained solid. Consumer confidence remains fairly high. Home sales remain robust. Economic policy continues to support the nation's fiscal budget surplus projection of $65 billion.

        As far as inflation goes, there are two tales to be told. Prices for consumer goods, as measured by the consumer price index (CPI), are steady. Compare this to prices for services, which have risen between 3 and 4 percent. For investors, this difference in pricing flexibility translates into a difference in profit expectations. Profits of domestic service firms should be much stronger than commodity producers dependent on export markets.

        Across the Atlantic, Europe's economy appears to be growing at an even pace as the region progresses toward the Economic and Monetary Union (EMU) slated for January 1, 1999. One effect of the union may be a slight rise in short-term interest rates in Europe -- not because there will be an overt change in policy, but simply because of the convergence of some very disparate interest rates. The average rate will likely be higher than the relatively attractive rate the German Central Bank currently offers, for example.

        In Asia, which has been making headlines around the world for more than a year now, the latest news is from Japan, which recently installed a new prime minister as well as a new finance minister. Much discussion will be focused on changes in Japan's economic policy, particularly in terms of taxation and banking reform -- and patience is in order. Most of the changes in taxation will impact Japan in the first half of 1999. But as far as banking reform goes, those of us familiar with bank reform in the U.S. know that this will be a two- to five-year process. Certainly, investors are looking to Japan to spark recovery for Asia as a whole, which continues to suffer from the "contagion" of low currency values, seriously reduced consumer spending and general economic malaise.

        Indeed, while its full effects remain to be seen -- and felt -- by the majority of American businesses and individuals, the Asian economic crisis has contributed to the general uncertainty of the emotion-driven U.S. markets. Whether it's an economic crisis abroad or political scandal at home, current events move the investors who move the markets.

        One might conclude that, as a result of today's low corporate profits and lingering turmoil in Asia, the psychology of the markets is shifting -- even some of Wall Street's most resolute bulls appear to be reconsidering their long-held convictions. But with the economy's strong

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 [BAR GRAPH]

                                           NOW (7/31/98)       6 MONTHS AGO      1 YEAR AGO      2 YEARS AGO
  10 -YEAR TREASURY RATE(1)                    5.46                5.57              6.3             6.64
  PRIME RATE(2)                                8.5                 8.5               8.5             8.25
  INFLATION RATE(3)*                           1.62                1.57              2.16            2.95
  THE U.S. DOLLAR(4)                           8.79                5.05             10.01            4.26
  CAPITAL GOODS ORDERS(5)*                    10.44               12.61             10.3            17.23
  INDUSTRIAL PRODUCTION(5)*                    3.66                5.38              4.69            4.08
  EMPLOYMENT GROWTH(6)                         2.45                2.78              2.39            2.25

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of June 30, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

fundamentals in place, that outlook may be premature. In any case, prudent investors are wise to watch for the following economic warning signs: inflation in the form of rising wages and/or prices; residual fallout from Asia, which could appear in the form of reduced sales and earnings for American businesses; and a continued widening of our trade deficit, an imbalance caused by heightened American demand for foreign goods and services. In the months to come, investors are likely to maintain their bias in favor of investments that have historically been considered more conservative: larger capitalization stocks, U.S. Treasuries and only the highest-grade corporate bonds.

        Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
August 12, 1998

PERFORMANCE UPDATE

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996, AND IS A MANAGING DIRECTOR. HE IS ALSO A LEAD PORTFOLIO MANAGER OF KEMPER INTERMEDIATE GOVERNMENT TRUST. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN.

JOHN DUGENSKE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO MANAGER FOR KEMPER INTERMEDIATE GOVERNMENT TRUST. HE EARNED HIS BACHELOR'S AND MASTERS DEGREE IN MECHANICAL ENGINEERING AND ALSO HIS M.B.A. FROM THE UNIVERSITY OF ILLINOIS.

SCOTT DOLAN JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT. HE IS ALSO A PORTFOLIO MANAGER FOR KEMPER INTERMEDIATE GOVERNMENT TRUST. HE RECEIVED A BACHELOR'S DEGREE IN BUSINESS ADMINISTRATION MAJORING IN FINANCE FROM NORTHEASTERN UNIVERSITY AND AN MS DEGREE IN FINANCE FROM BOSTON COLLEGE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.


THE FUND PERFORMED WELL IN THE FIRST FEW MONTHS OF THE FISCAL YEAR, AMID A NEAR PERFECT ENVIRONMENT FOR U.S. GOVERNMENT BONDS. BELOW, THE FUND'S MANAGEMENT TEAM DISCUSSES THE FACTORS DRIVING THE MARKET AND HOW THEY POSITIONED THE FUND IN THEIR EFFORT TO BENEFIT.

Q     BEFORE YOU DETAIL THE FIXED-INCOME MARKET ENVIRONMENT DURING THE LAST SIX
MONTHS, COULD YOU PROVIDE A BRIEF UPDATE ON THE FUND'S PERFORMANCE FOR THE
PERIOD?

A     Certainly. For the six-month period ended June 30, 1998, the fund's total return was 3.36 percent on a net asset value basis. Our solid performance illustrates that our management style during the period was effective.

Q     YOU MENTIONED IN THE FUND'S ANNUAL REPORT THAT 1997 WAS A GOOD YEAR FOR
FIXED-INCOME SECURITIES. DID THAT ENVIRONMENT CONTINUE?

A     Yes, for U.S. securities it was a remarkably steady period, with modest declines in interest rates leading to higher bond prices overall.

      The market during the period took many of its cues from news outside the United States. Economies in Asia, South America and Russia experienced continued turbulence, renewing uncertainty regarding their ability to sustain viable economic plans. The result was a worldwide flight to quality, meaning that investors sought the relatively safe harbor afforded by U.S. government securities. The resulting demand led to higher prices on existing bonds, particularly U.S. Treasuries.

      This "Asian flu" also alleviated concerns that the U.S. economy might be growing at too strong a rate. First quarter gross domestic product (GDP) was exceedingly strong, but Asian troubles, along with the General Motors strike, began to dampen GDP growth and inflation concerns, resulting in a favorable environment for U.S. fixed-income securities.

      These and other economic factors produced a moderate increase in government bond prices along with very low price volatility.

Q     IT DOESN'T SOUND AS IF THE FEDERAL RESERVE HAS HAD A LOT TO DO LATELY.

A     That's true. The Fed has been left on the sidelines in 1998. Chairman Alan
Greenspan in his July Humphrey-Hawkins testimony reiterated his concern that the economy's growth could spur higher inflation, but moderated this stance because of Asian turbulence. He lauded the current high growth/low inflation "virtuous cycle" as the most impressive he has experienced during his nearly 50 years of daily economic observations.

Q     HOW DID YOU APPROACH THIS RELATIVELY BENIGN ENVIRONMENT?

A     As usual, we worked hard to uncover and capitalize on low risk opportunities. Our approach is always to rigorously research investment options open to us, and build a portfolio of bonds that will enhance returns without unduly increasing risk. Any additional risk we take is carefully measured using stringent analysis that helps us gauge how the securities will likely behave in a variety of economic conditions. Although it should be understood that we cannot test for all market anomalies. We also constantly monitor the portfolio's construction with respect to market opportunities. We believe that, over time, this combination of hard

PERFORMANCE UPDATE

work, market experience and strong analysis will put us in a position to enhance performance in a stable, sustainable manner.

      A good example of this approach in action is our use of mortgages in the first half of 1998. As rates fell, mortgages began to underperform due to prepayment concerns. During this time we maintained a conservative portfolio weighted more heavily with Treasury bonds. But when mortgages finally became attractively valued in the context of the new market conditions, we traded out of Treasuries and into mortgage-backed securities, particularly in June. This was done only after extensive relative value analysis and risk assessment.

      All mortgages held in the fund are subject to rigorous analytic screens with great regard given to economic and market factors. We make adjustments within the mortgage market by varying agency, maturity, and coupon profiles. For instance, one way we lowered potential price volatility was by increasing exposure to 15-year mortgages versus 30-year mortgages. Fifteen-year mortgages tend not to be as volatile because their payment dates are sooner . . . there's less benefit to be gained by paying them off early.

      Overall, we sought to position the portfolio to do best in a low volatility environment, not by adjusting the maturity or duration of the fund, but by choosing individual securities that we expected to perform modestly better than Treasuries. As our performance year-to-date has shown, that strategy has been successful.

Q     AS YOU MENTIONED, IT'S BEEN A GOOD SIX MONTHS FOR U.S. GOVERNMENT BONDS.
DO YOU THINK THIS BULL RUN WILL CONTINUE?

A     Fundamentally, the environment appears attractive for bonds. The biggest fear in the bond market currently is a rise in inflation. That's because bonds offer a fixed rate of return, and any increase in inflation eats into that return. However, inflation remains remarkably subdued. In fact, Alan Greenspan pointed out in his recent testimony that the "inflation premium" -- the extra level of interest that investors demand due to the unpredictability of inflation -- has shrunk due to confidence in the domestic inflation situation. A variety of factors, including a projected federal budget surplus, an extremely capable Federal Reserve Board and foreign negative price pressure portend continued stability. The dwindling national debt may actually create a shortage of U.S. government securities and further support higher bond prices in the future.

      Of course, there are many wildcards that could figure into that rosy scenario. An Asian turnaround could lead to improved opportunities for investors overseas. Currently, however, a quick fix is unlikely. We are also watching commodity prices, the development of a united European marketplace, domestic corporate earnings and equity valuations as possible catalysts that could change the fixed-income landscape.

      Primarily, we plan to maintain a neutral duration, meaning that the fund is in the middle of its range as far as its sensitivity to interest rates. To add value, we'll continue to stringently research individual bonds and sector allocation strategies to add incremental performance when there's a particularly attractive opportunity. Even though the market's advance has been slow and steady, there are still relative value eccentricities that allow our research to spot bonds that offer an attractive level of return for an acceptable level of risk.


YEAR 2000

YEAR 2000 ISSUE

Like other registered investment companies and financial and business organizations worldwide, the fund could be adversely affected if computer systems on which the fund relies, which primarily include those used by the Manager, its affiliates or other service providers, are unable to correctly process date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 Issue. Failure to successfully address the Year 2000 Issue could result in interruptions to and other material adverse effects on the fund's business and operations. The Manager has commenced a review of the Year 2000 Issue as it may affect the fund and is taking steps it believes are reasonably designed to address the Year 2000 Issue, although there can be no assurances that these steps will be sufficient. In addition, there can be no assurances that the Year 2000 Issue will not have an adverse effect on the issuers whose securities are held by the fund or on global markets or economies generally.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

--------------------------------------------------------------------------------
                                     ON 6/30/98               ON 12/31/97
--------------------------------------------------------------------------------
MORTGAGES                                 70%                      44%
--------------------------------------------------------------------------------
LONG-TERM GOVERNMENTS                      2                        1
--------------------------------------------------------------------------------
INTERMEDIATE-TERM GOVERNMENTS             27                       41
--------------------------------------------------------------------------------
SHORT-TERM TREASURIES AND CASH
EQUIVALENTS (ONE YEAR OR LESS)             1                       14
--------------------------------------------------------------------------------
                                         100%                     100%

                                       [PIE CHART]             [PIE CHART]
                                       ON 6/30/98              ON 12/31/97


*Portfolio composition is subject to change.


AVERAGE MATURITY


--------------------------------------------------------------------------------
                                    ON 6/30/98               ON 12/31/97
--------------------------------------------------------------------------------
AVERAGE MATURITY                    6.0 years                 5.7 years
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

KEMPER INTERMEDIATE GOVERNMENT TRUST

PORTFOLIO OF INVESTMENTS AT JUNE 30, 1998 (UNAUDITED)
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------
                                                                        COUPON                    PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS                          TYPE                RATE        MATURITY      AMOUNT      VALUE
----------------------------------------------------------------------------------------------------------------------
GOVERNMENT                              (a)Adjustable rate               7.00%         2022        $ 4,200    $  4,298
NATIONAL MORTGAGE                          mortgages Pass-through        6.50          2028          9,900       9,881
ASSOCIATION--38.1%                         certificates                  7.00        2022-2028      63,564      64,582
(Cost: $99,868)                                                          7.50        2022-2028      21,057      21,654
                                                                         9.00        2016-2025         820         881
                                           ------------------------------------------------------------------------------
                                                                                                               101,296
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY                              Notes                         9.25          1998         17,500      17,579
SECURITIES--35.6%                          Bonds                        10.75          2005          7,120       9,262
(Cost: $94,866)                                                      9.125-10.375      2009         16,712      20,615
                                                                        12.75          2010         25,525      36,349
                                                                        10.375         2012          5,000       6,694
                                                                        12.00          2013          2,605       3,863
                                           ---------------------------------------------------------------------------
                                                                                                                94,362
----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL                           Collateralized mortgage
MORTGAGE                                   obligation                    6.25          2022         10,000      10,089
ASSOCIATION--18.6%                         Pass-through
(Cost: $47,982)                            certificates                  6.00          2028          9,873       9,614
                                                                         6.50        2013-2028      29,789      29,868
                                           ---------------------------------------------------------------------------
                                                                                                                49,571
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN                          Collateralized mortgage       6.25          2021         10,000      10,099
MORTGAGE                                   obligations                   7.00          2021         12,000      12,111
CORPORATION--13.2%                         Pass-through                  6.50          2013          9,900       9,968
(Cost: $33,141)                            certificates                  7.00          2028            211         214
                                                                        10.25          2016          2,491       2,753
                                           ---------------------------------------------------------------------------
                                                                                                                35,145
                                           ---------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT OBLIGATIONS--105.5%
                                           (Cost: $275,857)                                                    280,374
                                           ---------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET                               Yield--5.40%
INSTRUMENTS--23.5%                         Due--July 1998
                                           Federal Home Loan Bank
                                           (Cost: $62,600)                                          62,600      62,600
                                           ---------------------------------------------------------------------------
                                           TOTAL INVESTMENTS--129.0%
                                           (Cost: $338,457)                                                    342,974
                                           ---------------------------------------------------------------------------
                                           LIABILITIES, LESS CASH AND OTHER ASSETS--(29.0)%                    (77,190)
                                           ---------------------------------------------------------------------------
                                           NET ASSETS--100%                                                   $265,784
                                           ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Adjustable rate security. The interest rate on this security varies with a selected index at specified intervals and the rate shown above is the effective rate on June 30, 1998. The date shown represents the final maturity of the obligation.


Based on the cost of investments of $338,457,000 for federal income tax purposes at June 30, 1998, the gross unrealized appreciation was $5,770,000, the gross unrealized depreciation was $1,253,000 and the net unrealized appreciation on investments was $4,517,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 1998 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $338,457)                                                $342,974
------------------------------------------------------------------------
Cash                                                                 155
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                15,071
------------------------------------------------------------------------
  Interest                                                         2,669
------------------------------------------------------------------------
    TOTAL ASSETS                                                 360,869
------------------------------------------------------------------------

------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           94,864
------------------------------------------------------------------------
  Management fee                                                     177
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              30
------------------------------------------------------------------------
  Trustees' fees                                                      14
------------------------------------------------------------------------
    Total liabilities                                             95,085
------------------------------------------------------------------------
NET ASSETS                                                      $265,784
------------------------------------------------------------------------

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $307,787
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (46,520)
------------------------------------------------------------------------
Net unrealized appreciation on investments                         4,517
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $265,784
------------------------------------------------------------------------
NET ASSET VALUE PER SHARE, $.01 PAR VALUE
($265,784 / 33,996 shares outstanding)                             $7.82
------------------------------------------------------------------------

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 1998 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $10,900
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  1,022
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             42
-----------------------------------------------------------------------
  Professional fees                                                   3
-----------------------------------------------------------------------
  Reports to shareholders                                            36
-----------------------------------------------------------------------
  Trustees' fees and other                                           10
-----------------------------------------------------------------------
    Total expenses                                                1,113
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             9,787
-----------------------------------------------------------------------

-----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized loss on sales of investments                      (2,668)
-----------------------------------------------------------------------
  Net realized loss from futures transactions                      (458)
-----------------------------------------------------------------------
    Net realized loss                                            (3,126)
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments            2,104
-----------------------------------------------------------------------
Net loss on investments                                          (1,022)
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 8,765
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                             SIX MONTHS ENDED
                                                                 JUNE 30,         YEAR ENDED
                                                                   1998          DECEMBER 31,
                                                               (UNAUDITED)           1997
---------------------------------------------------------------------------------------------
OPERATIONS AND DIVIDENDS
---------------------------------------------------------------------------------------------
  Net investment income                                          $  9,787           19,750
---------------------------------------------------------------------------------------------
  Net realized loss                                                (3,126)            (261)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             2,104            1,479
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                8,765           20,968
---------------------------------------------------------------------------------------------
  Distribution from net investment income                          (9,787)         (19,974)
---------------------------------------------------------------------------------------------
  Tax return of capital distribution                                 (412)          (2,294)
---------------------------------------------------------------------------------------------
Total distributions to shareholders                               (10,199)         (22,268)
---------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                       (1,434)          (1,300)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------

Beginning of period                                               267,218          268,518
---------------------------------------------------------------------------------------------
END OF PERIOD                                                    $265,784          267,218
---------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     DESCRIPTION OF FUND. The Fund is registered under
                             the Investment Company Act of 1940 as a
                             diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At June 30, 1998, the Fund had $94,850,000 in purchase commitments outstanding (36% of net assets) with a corresponding amount of assets segregated.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The accumulated net realized loss on sales of investments for federal income tax purposes at June 30, 1998, amounting to approximately $46,512,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 1998 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends to its shareholders on a monthly basis. The dividends are recorded by the Fund on the ex-dividend date. In 1996 the Fund adopted a managed distribution policy whereby, in the current interest rate environment, the Fund intends to pay a monthly distribution of $.05 per share. The distribution will be made from net investment income, net realized gains and, to the extent necessary, paid-in capital.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a management fee at an annual rate of .80% of average weekly net assets.
                             The Fund incurred a management fee of $1,022,000 for the six months ended June 30, 1998.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $16,000 for the six months ended June 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended June 30, 1998, the Fund made no payments to its officers and incurred trustees' fees of $9,000 to independent trustees.

--------------------------------------------------------------------------------

3    INVESTMENT
     TRANSACTIONS            For the six months ended June 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $469,856

                             Proceeds from sales                         496,671

--------------------------------------------------------------------------------

4    FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At June 30, 1998, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $352,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures position open at June 30, 1998:

                                                             FACE         EXPIRATION
                                        TYPE                AMOUNT           MONTH           LOSS
                             ----------------------------------------------------------------------
                             U.S. Treasury Note           $26,016,000    September '98      $30,000
                             ----------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                        SIX MONTHS                     ONE MONTH
                                          ENDED        YEAR ENDED        ENDED           YEAR ENDED NOVEMBER 30,
                                         JUNE 30,     DECEMBER 31,    DECEMBER 31,    -----------------------------
                                           1998           1997            1996         1996       1995       1994
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $7.86           7.90           8.02          8.31       7.77       8.69
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                       .29            .58            .04           .61        .58        .63
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                     (.03)           .04           (.10)         (.27)       .56       (.87)
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations              .26            .62           (.06)          .34       1.14       (.24)
-----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Distribution from net investment
  income                                      .30            .59            .05           .62        .60        .68
-----------------------------------------------------------------------------------------------------------------------
  Tax return of capital distribution           --            .07            .01           .01         --         --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                           .30            .66            .06           .63        .60        .68
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $7.82            7.86          7.90          8.02       8.31       7.77
-----------------------------------------------------------------------------------------------------------------------
Market value, end of period                 $7.44            7.56          7.13          7.38       7.13       7.13
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------

Based on net asset value                     3.36%          8.18           (.81)         4.38      15.20      (2.85)
-----------------------------------------------------------------------------------------------------------------------
Based on market value                        2.31%         15.76          (2.66)        12.73       8.50      (8.36)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------------------

Expenses                                      .97%           .95            .95           .91        .95        .94
-----------------------------------------------------------------------------------------------------------------------
Net investment income                        8.64%          7.44           6.74          7.61       7.28       7.68
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------

Net assets at end of period (in
thousands)                               $265,784        267,218        268,518       272,757    282,479    264,063
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)          350%           351             72           577        552        497
-----------------------------------------------------------------------------------------------------------------------

Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Data for the period ended June 30, 1998 is unaudited.

NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                       OFFICERS

DANIEL PIERCE                  MARK S. CASADY            KATHRYN L. QUIRK
Chairman and Trustee           President                 Vice President

JAMES E. AKINS                 PHILIP J. COLLORA         RICHARD L. VANDENBERG
Trustee                        Vice President and        Vice President
                               Secretary
ARTHUR R. GOTTSCHALK                                     LINDA J. WONDRACK
Trustee                        JOHN R. HEBBLE            Vice President
                               Treasurer
FREDERICK T. KELSEY                                      MAUREEN E. KANE
Trustee                        JERARD K. HARTMAN         Assistant Secretary
                               Vice President
FRED B. RENWICK                                          CAROLINE PEARSON
Trustee                        THOMAS W. LITTAUER        Assistant Secretary
                               Vice President
JOHN B. TINGLEFF                                         ELIZABETH C. WERTH
Trustee                        ANN M. MCCREARY           Assistant Secretary
                               Vice President
EDMOND D. VILLANI
Trustee                        ROBERT C. PECK, JR.
                               Vice President
JOHN G. WEITHERS
Trustee

--------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
--------------------------------------------------------------------------------
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419066
                                      Kansas City, MO 64141-6066
--------------------------------------------------------------------------------
CUSTODIAN AND                         INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                        801 Pennsylvania Avenue
                                      Kansas City, MO 64105

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LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

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